Generex Announces AGM Results

WORCESTER, MA, July 30, 2010 (GlobeNewswire) – Generex Biotechnology Corporation (NasdaqCM:GNBT, www.generex.com) today announced the results of the Company’s annual meeting of stockholders held on July 28, 2010.

At the annual meeting of stockholders, the following current directors were elected to serve on the Board of Directors until the next annual meeting of stockholders: Anna Gluskin, Rose Perri, Brian McGee, John Barratt, and Nola Masterson.  Stockholders also ratified the appointment of MSCM LLP as the Company’s independent registered public accounting firm for the year ending July 31, 2011.

The proposed Amendment to the Articles of Incorporation of the Company to effect a reverse stock split was not approved by the stockholders.  Although 60.62% of shares voted at the meeting were voted in favor of the proposed Amendment, it was not approved because an affirmative vote from more than 50% of the outstanding shares was required.  Because the Amendment was not approved by the stockholders, the Company’s common stock may be delisted from The Nasdaq Stock Market.

In an effort to prevent the Company’s common stock from being delisted, the Company has requested that the Nasdaq Hearings Panel grant the Company additional time to hold a special meeting of the stockholders at which the requisite stockholder votes to approve the Amendment will be sought.  To achieve the requisite votes, the Company will work with its proxy solicitation agent, Morrow & Co., LLC, to design and implement an aggressive, targeted solicitation strategy.  The Company cannot be certain that the Panel will grant the Company’s request.

About Generex Biotechnology Corporation

Generex is engaged in the research, development and commercialization of drug delivery systems and technologies.  Generex has developed a proprietary platform technology for the delivery of drugs into the human body through the oral cavity (with no deposit in the lungs).  The Company's proprietary liquid formulations allow drugs typically administered by injection to be absorbed into the body by the lining of the inner mouth using the Company's proprietary RapidMist™ device.  The Company's flagship product, buccal insulin (Generex Oral-lyn™), which has been approved in India, Lebanon, Algeria, and Ecuador for the treatment of subjects with Type-1 and Type-2 diabetes, is in Phase III clinical trials at several sites around the world.  Antigen Express, Inc. is a wholly owned subsidiary of Generex.  The core platform technologies of Antigen Express comprise immunotherapeutics for the treatment of malignant, infectious, allergic, and autoimmune diseases.  For more information, visit the Generex website at www.generex.com or the Antigen Express website at www.antigenexpress.com.

Safe Harbor Statement

This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements can be identified by introductory words such as “expects,” “plans,” “intends,” “believes,” “will,” “estimates,” “forecasts,” “projects,” or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts.  Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not.  Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement.  No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements.  Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials.  Because of this, statements regarding the expected timing of clinical trials cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials.  Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

Generex Contacts:

Investor Relations Contact:
American Capital Ventures, Inc.
Howard Gostfrand
1-877-918-0774

Media Contact:
Beckerman Public Relations
Angelene Taccini
201-488-0049